Exhibit 99.1

INVESTOR PRESENTATION December 2020

DISCLAIMER This presentation contains forward-looking statements about Palomar Holdings, Inc. (the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward- looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10- Q, and other filings with the United States Securities and Exchange Commission. Page | 1 www.PalomarSpecialty.com

Q3 2020 UPDATE

COMPANY OVERVIEW

Track record of delivering strong growth and industry leading profitability

Specialty property insurer focused on addressing underserved, mispriced markets

Products serving residential and commercial clients include earthquake, wind and flood insurance

Sophisticated risk transfer strategy limits exposure to major events and reduces earnings volatility

Analytically driven underwriting and flexible products

Admitted insurer in 31 states, nationwide scope through Palomar Excess and Surplus Insurance Company

Committed to environmental, social, governance, diversity and inclusion initiatives

NASDAQ: PLMR YTD 2020 Highlights

- ☑ YTD GWP of $258.2 million up 44.6% versus 2019
  - ☑ Q3 gross written premiums of $103.0 million, up 55.4% versus the third quarter of 2019
- ☑ YTD adjusted net income[1] of $10.1 million
  - ☑ Q3 adjusted net income excluding catastrophe losses[1] of $13.7 million; YTD adjusted net income excluding catastrophe losses of $39.0 million
- ☑ YTD adjusted combined ratio excluding catastrophe losses [1] of 65.4%
- ☑ YTD adjusted ROE [1] of 4.7% (includes Q3 cat losses)
- ☑ Q3 premium retention above 90% across all product lines and average rate increase of 14.1% on commercial renewals
- ☑ Launch of Palomar Excess and Surplus Insurance Company, rated "A- (Excellent)" FSC IX by A.M. Best
- ☑ Purchased the renewal rights of GeoVera's Hawaiian residential hurricane book of business

1. This is a non-GAAP metric. See GAAP reconciliation on pages 20, 21, and 22

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Palomar

Meaningful growth in GWP since inception EVOLUTION OF BUSINESS MIX 2014 2015 2016 2017 2018 2019 LTM as of Q3 20 $120M $82M $55M $17M $252M $155M Page | 4 Consistent Growth and Diversification over Time (Quarterly GWP in $M) $332M $33.0 $37.3 $40.0 $43.5 $54.0 $58.4 $66.2 $73.4 $71.5 $83.8 $103.0 $0 $15 $30 $45 $60 $75 $90 $105 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Residential Earthquake Commercial Earthquake Commercial All Risk Specialty Homeowners Inland Marine Hawaii Hurricane Residential Flood Other

Q3 KEY DEVELOPMENTS

Palomar

Launch of Palomar Excess and Surplus Insurance Company ("PESIC")

STRATEGIC RATIONALE

- Optimize risk participation within specific existing lines by translating to the E&S market
  - E&S offerings serve certain risks that our admitted products cannot appropriately satisfy
- React quickly to changes in market conditions and launch new products better suited to the E&S market
- More efficient path to a national footprint and ability to service national business
- More agile response to increasing volume of partnership and program opportunities

Q3 2020 UPDATE

- PESIC received A- IX (g) rating from AM Best in July
- Achievement of national recognition by surplus lines associations
- Q3 commercial launch; GWP of $9 million primarily driven by Commercial Earthquake
- Actively writing in-house business as well as through select MGA partners
- Palomar SVP of Programs spearheading execution of a robust pipeline of program opportunities

Hawaii Hurricane Renewal Rights Transaction

- Palomar Specialty Insurance Company ('PSIC') acquired renewal rights to GeoVera's Hawaii residential hurricane policies
- PSIC to issue replacement offers at the time of policy renewal to GeoVera residential hurricane policyholders
- Opportunity to significantly deepen presence and solidify commitment to Hawaii market

2019 Top Hawaii Insurers of Allied Lines, Homeowners and Fire(1)

Rank	Company	2019 DWP($M)	2019 Market Share	5- Yr. Loss Ratio
1	State Farm	$127.0	20.7%	29.1%
2	Tokio Marine	$70.9	11.5%	85.5%
3	Heritage Insurance	$53.3	8.7%	0.1%
4	USAA	$33.4	5.4%	35.0%
5	DB Ins Co. Ltd	$30.5	5.0%	41.6%
6	AIG	$27.4	4.5%	32.5%
-	Palomar / GeoVera *(illustrative)*	$27.3	4.4%	1.5%
7	Allstate Corp.	$25.9	4.2%	78.1%
8	Liberty Mutual	$22.6	3.7%	67.1%
9	Island Insurance Companies	$21.4	3.5%	47.6%
10	RLI Corp.	$17.7	2.9%	45.3%
11	GeoVera	$16.6	2.7%	1.8%
12	Ocean Harbor Insurance	$15.5	2.5%	27.7%
13	Zurich	$15.4	2.5%	28.6%
14	Chubb	$15.0	2.4%	11.0%
15	Centauri Insurance	$14.8	2.4%	0.0%
16	Palomar	$10.7	1.8%	0.7%

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Palomar

Q3 TAKEAWAYS  The historic 2020 wind season, 12 named storms making landfall in the United States, affords Palomar the opportunity to assess and make the requisite changes to its underwriting framework, product suite and risk transfer strategy  Safeguarding our policyholders and our balance sheet remains paramount  Current market conditions are conducive to the implementation of operational changes informed by data and analytics Lessons Learned Response  Selected markets in the admitted All Risk and Specialty Homeowners product segments didn’t generate risk-adjusted return and catastrophe payback thresholds  Exiting admitted All Risk as well as Specialty Homeowners in LA ▪ 85% anticipated reduction in admitted All Risk between 9/30/20 and 9/30/21  Products must be designed with more flexibility to adapt to changing market conditions  Writing E&S via strict underwriting guidelines; shifting off coast and away from primary limits ▪ Layered and shared, national account focus  E&S offers not only enhanced pricing elasticity but also terms and conditions  Structural limitations on pricing of non-catastrophe premium  14% avg. rate increase on admitted commercial business in Q3 ▪ E&S business written in Q3 offered superior economics (AAL / PML)  Reinsurance program protects well against high severity events  Purchased additional cover for subsequent events in October  Protection needed for more frequent severe events  Will purchase aggregate or net quota share to provide sideways coverage and cap losses from a 2020 wind season scenario ▪ ITD CAT loss ratio of 7% serving as directional guidepost Page | 6

 Employees encouraged to work from home, reducing carbon footprint  Eliminated the use of disposable plastic water bottles in favor of filtered water dispensers in HQ  Addition of dual computer monitors to eliminate the need for printing ENVIRONMENTAL SOCIAL RESPONSIBILITY GOVERNANCE  Inclusive workplace welcoming all people, regardless of race, ethnicity, sexual orientation, or gender identification  50% of our board of directors are women or members of underrepresented communities  40% of our team are women or members of underrepresented communities  Creation of DICE (Diversity, Inclusion, Community Engagement and Equality) Council  Allocation of up to $10 million of assets to Minority Depository Institution (Broadway Federal Bank)  Established ESG Committee of the board of directors in October 2020  83% of our board members are independent of management  The board of directors has adopted Corporate Governance guidelines that are focused on good governance practices and procedures Palomar formally announced its commitment to ESG matters in December 2020 ESG STATEMENT Link to report here Page | 7

INVESTMENT HIGHLIGHTS

DIFFERENTIATED, MARKET LEADING PRODUCTS

Palomar

Residential Earthquake
- Expand the market by attracting new buyers
- Granular pricing and flexible features

Commercial Earthquake
- Admitted and E&S offerings
- 14% average rate increases



YTD 2020
GWP: $258M
40%
16%
15%
15%
4%
4%
2%
4%

Other
- Assumed Reinsurance
- Real Estate Investors
- Real Estate E&O

Commercial All Risk
- Exiting Admitted market
- Writing E&S via strict underwriting

Specialty Homeowners
- Hybrid of fee + underwriting income
- Exiting Louisiana

Residential Flood
- Broad, full limit coverages
- Distribution partnership with Torrent

Hawaii Hurricane
- Distinguished by A.M. Best rating
- Accelerating scale via GeoVera partnership

Inland Marine
- Diversified property focused products; Builder's Risk, Motor Truck Cargo, Contractor's Equipment
- GWP increase of 653% YTD

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Palomar

ANALYTICALLY DRIVEN, DISCIPLINED & UNDERWRITING  “Write what we know”  Avoid exposures that are overly complex  Write business with limited attritional loss potential  Proprietary granular data modeling drives analytical pricing  Use of extensive geospatial and actuarial data  Granular analytics allow for more accurate pricing  Adherence to strict underwriting guidelines Case Study: WA Pricing Model Palomar vs Leading Competitor Underwriting Strategy Over 23,000 Pricing Points Lower Rate Higher Rate Only 3 Pricing Zones Palomar Leading Competitor Page | 10

MULTI-CHANNEL DISTRIBUTION MODEL Multiple sources of growth and the flexibility to rapidly capitalize on changing market conditions  Primarily distribute commercial lines products  Control most of the premium within commercial property insurance  Much higher average premium than retail business  Primarily distribute Earthquake and Specialty Homeowners products  Harness the efficiency and scale of existing marketing and distribution infrastructures  Products ultimately sold directly by retailers and wholesalers  Over twenty insurance company partners provide exclusive access to premium  Companion offers for residential earthquake insurance  Direct appointments with captive agents  Up to 100% reinsurance for existing and new risks RETAIL AGENTS WHOLESALE BROKERS PROGRAM ADMINISTRATORS CARRIER PARTNERSHIPS  Primarily distribute personal lines products  High retention rates and rate stability  Prefer admitted, flexible products that are easier to sell than E&S alternatives  Granted direct access to PASS, our agency portal Page | 11

CONSERVATIVE RISK TRANSFER PROGRAM Current Reinsurance Program (1) 1. Historical scenarios are modeled using the in-force portfolio as of September 30, 2020  $10 million event retention in place through June 1, 2021; represents less than 3% of surplus  $3 million vertical co-participation in selected layers of the program  Back-up coverage in place for previously utilized layers  Total coverage up to $1.4 billion for earthquake events and $600 million for wind events  Highly diversified and robust reinsurance panel with 90 highly rated reinsurers  Reinstatement provisions facilitate cover for multiple events  Utilize quota share reinsurance to further mitigate the impact of losses on underwriting results Earthquake Only Earthquake + Wind Retention 1994 Northridge EQ ($867M) 1906 San Francisco EQ ($985M) $600M $10M $1.4B Page | 12

SCALABLE PROPRIETARY OPERATING PLATFORM Modern technology platform driving competitive advantage Operating without the burden of legacy IT systems Scalable platform reduces operating costs & improves efficiency Seamless communication with partner carriers and reinsurers Better service to policyholders and producers • Integration between pricing models, policy administration and analytics • Technology systems built for automation and efficiency • API development for partners with Palomar Automated Submission System (PASS) • Real-time data & event reporting • Enterprise-grade stability      Ability to rapidly quote and bind policies Page | 13

CAPTURING ADMITTED AND E&S GROWTH OPPORTUNITIES

Palomar

Gross Written Premium ($M)



$82
$120
$155
$252
$179
$258
CAGR: 45%
+44%
2016
2017
2018
2019
YTD 19
YTD 20

Avenues	Where we are now	Continued opportunity
New Products	• 13 Specialty products • Commercial and Personal Lines • Admitted and E&S markets	• Continuous R&D efforts to introduce differentiated new products that harness our core competencies
New Geographic Markets	• Admitted in 31 states, with a $32+ billion addressable market in existing products • E&S efforts nationwide in scope	• Achieve national scale via the E&S vehicle • New state licenses in process
New Distribution Opportunities	• Retail agents • Wholesale brokers • Program administrators • 20+ carrier partnerships	• Emerging distribution channels • Increasing cross-sell opportunities • National E&S partnerships
Enhanced Revenue Streams	• Fee generating partnerships • Third party capacity and quota shares	• Attract and transform risk • Generate fee and commission income • Reinforcement of IP and expertise in the market

Page | 14

Palomar

ENTREPRENEURIAL & EXPERIENCED MANAGEMENT

Palomar

Decades of Insurance, Reinsurance, and Capital Markets expertise

Management Overview

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong CEO & Founder	20+	• Arrowhead General Insurance Agency • Spectrum Equity | Alex. Brown & Sons
Heath Fisher President & Co-Founder	20+	• Guy Carpenter • John B. Collins Associates | E.W. Blanch Company
Jon Christianson Chief Underwriting Officer	15+	• Holborn Corporation • John B. Collins Associates | Guy Carpenter
Elizabeth Seitz Chief Accounting Officer	25+	• Personable General Insurance Agency • Arrowhead General Insurance Agency | PwC
Chris Uchida Chief Financial Officer	20+	• Arrowhead General Insurance Agency • PwC
Britt Morries Chief Operating Officer & Chief Technology Officer	25+	• Wellbeats • John B. Collins Associates | Aon
Jonathan Knutzen Chief Risk Officer	20+	• TigerRisk Partners • Holborn Corporation | Guy Carpenter
Bill Bold Chief Strategy Officer	30+	• U.C. San Diego School of Global Policy & Strategy • Qualcomm
Angela Grant Chief Legal Officer	30+	• CSE Insurance Group • Hippo | GEICO

Page | 15

Palomar

Entrepreneurial and Experienced Management Team Scalable Proprietary Operating Platform Conservative Risk Transfer Program Multi-Channel Distribution Model Differentiated, Market Leading Products Analytically Driven and Disciplined Underwriting Capturing Admitted and E&S Growth Opportunities 1 INVESTMENT HIGHLIGHTS 2 3 4 5 6 7 Page | 16

FINANCIAL HIGHLIGHTS

68% 71% 61% 57% 60% 57% 18% 10% 2% 6% 5% 9% 12% 7% 31% 86% 93% 70% 63% 65% 97% 2016 2017 2018 2019 YTD 19 YTD 20 Expenses Attritional Losses Cat Losses PROVEN BUSINESS MODEL Growth $82 $120 $155 $252 $179 $258 2016 2017 2018 2019 YTD 19 YTD 20 Gross Written Premium ($M) Shareholder Returns 10% 5% 23% 24% 23% 5% 2016 2017 2018 2019 YTD 19 YTD 20 Adjusted Return on Equity (1) Profitability Adjusted Combined Ratio (1) 1. This is a non-GAAP metric. See GAAP reconciliation on pages 20, 21,and 22 Page | 18 66% ex-cat combined ratio

NINE MONTHS ENDED SEPTEMBER 30, 2020 FINANCIAL HIGHLIGHTS

Palomar

YTD 2020 Performance

- ☑ Top-line growth continues to be driven by accelerating rate increases in commercial lines coupled with growth in earthquake and non-earthquake related lines
- ☑ Adjusted net income excluding catastrophe losses of $39.0 million; YoY growth of 48%
- ☑ Premium retention above 90% across all product lines
- ☑ 653% growth in Inland Marine
- ☑ 77% growth in Commercial Earthquake
- ☑ 64% growth in Residential Flood
- ☑ 54% growth in Specialty Homeowners

In Thousands	Nine Months Ended September 30,	
	2020	2019
Gross written premiums	$258,268	$178,619
Ceded written premium	(101,264)	(78,797)
Net written premiums	157,004	99,822
Net earned premiums	116,145	69,220
Commission and other income	2,492	2,017
Total underwriting revenue [1]	118,637	71,237
Losses and loss adjustment expenses	46,901	3,398
Acquisition expenses	45,909	26,189
Other underwriting expenses	24,732	44,348
Underwriting income (loss) [1]	1,095	(2,698)
Interest expense	-	(1,068)
Net investment income	6,287	4,172
Net realized and unrealized gains on investments	1,243	3,265
Income before income taxes	8,625	3,671
Income tax expense	523	3,929
Net income (loss)	$8,102	$(258)
Expenses associated with IPO, tax restructuring, secondary offerings, and one-time incentive bonuses	708	2,699
Stock-based compensation expense	1,457	23,677
Expenses associated with retirement of debt	-	1,297
Expenses associated with catastrophe bond	399	-
Tax Impact	(534)	(994)
Adjusted net income [1]	$10,132	$26,421
Key Financial and Operating Metrics		
Annualized return on equity	3.7%	(0.2)%
Annualized adjusted return on equity [1]	4.7%	23.1%
Loss ratio	40.4%	4.9%
Expense ratio	58.7%	99.0%
Combined ratio	99.1%	103.9%
Adjusted combined ratio[1]	96.8%	64.5%
Diluted earnings per share	$0.32	$(0.01)
Diluted adjusted earnings per share[1]	$0.40	$1.27
Catastrophe losses[2]	$36,512	-
Catastrophe loss ratio	31.4%	-
Adjusted combined ratio excluding catastrophe losses[1]	65.4%	64.5%
Adjusted net income excluding catastrophe losses[1][2]	$39,039	26,421

1. *This is a non-GAAP metric. See GAAP reconciliation on pages 20, 21, and 22*
2. *Catastrophe losses above are shown before their tax impact. Adjusted net income excluding catastrophe losses is shown with catastrophe losses net of the estimated tax effect on them.*

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Palomar

FULL YEAR 2020 GUIDANCE Current Outlook Prior Outlook Adjusted net income excluding catastrophe losses(2) $51.0 to $52.0 million $50.5 to $53.0 million The Company updated its 2020 Outlook on November 10, 2020, within its third quarter 2020 earnings release. These assumptions assume that there are no additional major losses from a natural catastrophe and/or those arising from business interruption legislation. Full Year 2020 Current Outlook Reflects a 35% to 37% Growth Rate(1) Compared to the Full Year 2019 1. Based on adjusted net income excluding catastrophe losses 2. This is a non-GAAP metric. See GAAP reconciliation on pages 20, 21, and 22 Page | 20

APPENDIX

RECONCILIATION OF NON-GAAP METRICS USED IN THIS PRESENTATION Page | 22 In Thousands Quarter Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Gross earned premiums $79,428 $53,453 $215,266 $141,554 Ceded earned premiums (37,408) (25,791) (99,120) (72,334) Net earned premiums 42,020 27,662 116,146 69,220 Net earned premium ratio 52.9% 51.8% 54.0% 48.9% Total revenue $44,998 $30,461 $126,167 $78,674 Net Investment income (2,138) (1,729) (6,287) (4,172) Net realized and unrealized gains on investments (24) (361) (1,243) (3,265) Underwriting Revenue $42,836 $28,371 $118,637 $71,237 Income (loss) before income taxes ($21,843) $9,449 $8,625 $3,671 Net investment income (2,138) (1,729) (6,287) (4,172) Net realized and unrealzied gains on investments (24) (361) (1,243) (3,265) Interest expense --- 1,068 Underwriting Income ($24,005) $7,359 $1,095 ($2,698) Net income (loss) ($15,685) $7,454 $8,102 ($258) Adjustments: Expenses associated with stock offerings, tax restructuring, and one-time incentive cash bonuses - 2,289 708 2,699 Stock-based compensation expense 551 410 1,457 26,677 Expenses associated with retirement of debt --- 1,297 Expenses associated with catastrophe bond -- 399 - Less: Tax impact (101) (570) (534) (994) Adjusted net income ($15,235) $9,583 $10,132 $26,421 Annualized adjusted net income (loss) ($60,940) $38,332 $13,509 $35,228 Average stockholders’ equity $368,568 $204,049 $290,225 $152,377 Annualized adjusted return on equity (16.5%) 18.8% 4.7% 23.1%

RECONCILIATION OF NON-GAAP METRICS USED IN THIS PRESENTATION Page | 23 In Thousands Quarter Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Numerator: Sum of Losses & LAE, acquisition expenses, and other underwriting expenses, net of commission and other income $66,025 $20,303 $115,050 $71,918 Denominator: Net earned premiums $42,020 $27,662 $116,145 $69,220 Combined Ratio 157.1% 73.4% 99.1% 103.9% Adjustments to numerator: Expenses associated with stock offerings and tax restructuring -($2,289) ($708) ($2,699) Stock-based compensation expense (551) (410) (1,457) (23,677) Portion of expenses associated with retirement of debt classified as other underwriting expenses ---(897) Expenses associated with catastrophe bond --(399) - Adjusted combined ratio 155.8% 63.6% 96.8% 64.5% Adjusted net income (loss) ($15,235) $9,583 $10,132 $26,421 Weighted-average common shares outstanding, diluted 25,492,274 23,885,137 25,384,518 201,035,340 Diluted adjusted earnings per share ($0.60) $0.40 $0.40 $1.26 Numerator: Losses and Loss adjustment expenses $41,060 $2,439 $46,901 $3,398 Denominator: Net earned premiums $42,020 $27,662 $116,145 $69,220 Loss ratio 97.7% 8.8% 40.4% 4.9% Numerator: Catastrophe losses $36,512 - $36,512 - Denominator: Net earned premiums $42,020 $27,662 $116,145 $69,220 Catastrophe loss ratio 86.9% 0.0% 31.4% 0.0%

RECONCILIATION OF NON-GAAP METRICS USED IN THIS PRESENTATION Page | 24 In Thousands Quarter Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income $66,025 $20,303 $115,050 $71,918 Denominator: Net earned premiums $42,020 $27,662 $116,145 $69,220 Combined ratio 157.1% 73.4% 99.1% 103.9% Adjustments to numerator: Expenses associated with IPO, tax restructuring, secondary offerings, and one-time incentive cash bonuses -(2,289) (708) (2,699) Stock-based compensation expense (551) (410) (1,457) (23,677) Portion of expenses associated with retirement of debt classified as other underwriting expenses ---(897) Expenses associated with catastrophe bond --(399) - Catastrophe losses (36,512) -(36,512) - Adjusted combined ratio excluding catastrophe losses 68.9% 63.6% 65.4% 64.5% Net income (loss) ($15,685) $7,454 $8,102 ($258) Adjustments: Expenses associated with stock offerings, tax restructuring, and one-time incentive cash bonuses - 2,289 708 2,699 Stock-based compensation expense 551 410 1,457 23,677 Expenses associated with retirement of debt --- 1,297 Expenses associated with catastrophe bond -- 399 - Catastrophe losses 36,512 - 36,512 - Tax impact (7,706) (570) (8,139) (994) Adjusted net income excluding catastrophe losses $13,672 $9,583 $39,039 $26,421

Assumptions: Year 1 Year 2 Year 3 Q1-Q2 Year 3 Q3-Q4 Ceded Quota Share % 10% 10% 10% 10% XOL Annual Expense 8,000 10,000 12,000 22,000 Year 1 Q1 Year 1 Q2 Year 1 Q3 Year 1 Q4 Year 2 Q1 Year 2 Q2 Year 2 Q3 Year 2 Q4 Year 3 Q1 Year 3 Q2 Year 3 Q3 Year 3 Q4 Year 1 Year 2 Year 3 Gross written premium 5,000 5,000 5,000 5,000 6,000 9,000 9,000 8,000 8,000 20,000 14,000 15,000 20,000 32,000 57,000 Ceded written premium QS (500) (500) (500) (500) (600) (900) (900) (800) (800) (2,000) (1,400) (1,500) (2,000) (3,200) (5,700) Ceded written premium XOL (2,000) (2,000) (2,000) (2,000) (2,500) (2,500) (2,500) (2,500) (3,000) (3,000) (5,500) (5,500) (8,000) (10,000) (17,000) Net written premium 2,500 2,500 2,500 2,500 2,900 5,600 5,600 4,700 4,200 15,000 7,100 8,000 10,000 18,800 34,300 Ceded WP / GWP -50% -50% -50% -50% -52% -38% -38% -41% -48% -25% -49% -47% -50% -41% -40% NWP / GWP 50% 50% 50% 50% 48% 62% 62% 59% 53% 75% 51% 53% 50% 59% 60% QoQ Change in Ceded WP/GWP 0% 0% 0% -2% 14% 0% -3% -6% 23% -24% 3% 9% 1% Gross earned premium 625 1,875 3,125 4,375 5,125 5,750 6,750 7,625 8,250 9,875 11,875 13,375 10,000 25,250 43,375 Ceded earned premium QS (63) (188) (313) (438) (513) (575) (675) (763) (825) (988) (1,188) (1,338) (1,000) (2,525) (4,338) Ceded earned premium XOL (2,000) (2,000) (2,000) (2,000) (2,500) (2,500) (2,500) (2,500) (3,000) (3,000) (5,500) (5,500) (8,000) (10,000) (17,000) Net earned premium (1,438) (313) 813 1,938 2,113 2,675 3,575 4,363 4,425 5,888 5,188 6,538 1,000 12,725 22,038 Ceded EP / GEP -330% -117% -74% -56% -59% -53% -47% -43% -46% -40% -56% -51% -90% -50% -49% NEP / GEP -230% -17% 26% 44% 41% 47% 53% 57% 54% 60% 44% 49% 10% 50% 51% QoQ Change in Ceded EP/GEP 213% 43% 18% -3% 5% 6% 4% -4% 6% -16% 5% 40% 0% Diff Ceded EP/GEP & Ceded WP/GWP -280% -67% -24% -6% -7% -16% -9% -2% 1% -15% -7% -4% -40% -8% -9% THEORETICAL EXAMPLE OF NET WRITTEN PREMIUM COMPARISON TO NET EARNED PREMIUM The yellow highlighted sections show the calculation of Ceded XOL on a written and earned basis. The Ceded XOL on a written basis and on an earned basis are calculated the same. The blue highlighted cells represent the change in Ceded EP/GEP on a sequential quarter over quarter basis in periods that we have increased our XOL limit and cost. XOL reinsurance purchases allow us to grow into the limit that we buy over the life of those contracts. We start expensing the XOL immediately when the new contracts go into effect. Assuming our GEP will continue to grow, our Ceded EP/GEP ratio at the beginning of any given contract represents the highest Ceded EP/GEP for that contract. Page | 25

THEORETICAL EXAMPLE OF NET WRITTEN PREMIUM COMPARISON TO NET EARNED PREMIUM This example represents flat written premium with no changes to XOL reinsurance expense. With flat written premium the difference between net written and earned premium only exists in Year 1 when the earned premium is building to steady state. Once the earned premium reaches steady state the net written and earned are the same. Assumptions: Year 1 Year 2 Year 3 Q1-Q2 Year 3 Q3-Q4 Ceded Quota Share % 10% 10% 10% 10% XOL Annual Expense 8,000 8,000 8,000 8,000 Year 1 Q1 Year 1 Q2 Year 1 Q3 Year 1 Q4 Year 2 Q1 Year 2 Q2 Year 2 Q3 Year 2 Q4 Year 3 Q1 Year 3 Q2 Year 3 Q3 Year 3 Q4 Year 1 Year 2 Year 3 Gross written premium 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 20,000 20,000 20,000 Ceded written premium QS (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (2,000) (2,000) (2,000) Ceded written premium XOL (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (8,000) (8,000) (8,000) Net written premium 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 10,000 10,000 10,000 Ceded WP / GWP -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% NWP / GWP 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% QoQ Change in Ceded WP/GWP 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Gross earned premium 625 1,875 3,125 4,375 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 10,000 20,000 20,000 Ceded earned premium QS (63) (188) (313) (438) (500) (500) (500) (500) (500) (500) (500) (500) (1,000) (2,000) (2,000) Ceded earned premium XOL (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (8,000) (8,000) (8,000) Net earned premium (1,438) (313) 813 1,938 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 1,000 10,000 10,000 Ceded EP / GEP -330% -117% -74% -56% -50% -50% -50% -50% -50% -50% -50% -50% -90% -50% -50% NEP / GEP -230% -17% 26% 44% 50% 50% 50% 50% 50% 50% 50% 50% 10% 50% 50% QoQ Change in Ceded EP/GEP 213% 43% 18% 6% 0% 0% 0% 0% 0% 0% 0% 40% 0% Diff Ceded EP/GEP & Ceded WP/GWP -280% -67% -24% -6% 0% 0% 0% 0% 0% 0% 0% 0% -40% 0% 0% Page | 26